UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2021

Cyteir Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40499	45-5429901
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

128 Spring St, Building A, Suite 510 Lexington, Massachusetts	02421
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 285-4140

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CYT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2021, the Board of Directors (the “Board”) of Cyteir Therapeutics, Inc. (the “Company”) appointed Jeffrey Humphrey, M.D., as a Class I director of the Company and as a member of the Science and Technology Committee of the Board (the “Science and Technology Committee”), effective immediately.

In accordance with the Company’s current Non-Employee Director Compensation Policy (the “Policy”), Dr. Humphrey will receive an initial grant of an option to purchase 28,300 shares of the Company’s common stock. The option will vest as to one-third of the shares subject to the option on each of the first, second and third anniversaries of the date of grant, subject to Dr. Humphrey’s continued service to the Board through the applicable vesting date.

In addition, consistent with the Policy, Dr. Humphrey will receive cash compensation of $35,000 per year for his service on the Board; in addition, he will receive cash compensation of $4,000 per year for his service as a member of the Science and Technology Committee, in each case, payable in arrears on a quarterly basis prorated for any calendar quarter of partial service. Dr. Humphrey will also be eligible to receive annual grants of equity awards pursuant to, and in accordance with, the Policy as in effect from time to time.

In connection with his appointment, Dr. Humphrey will enter into a standard indemnification agreement in the form previously approved by the Board.

On December 15, 2021, Karen Hong, Ph.D., tendered her resignation from the Board, effective immediately. The Board appointed Jean George to serve on the Audit Committee of the Board, to fill the vacancy resulting from Dr. Hong’s resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTEIR THERAPEUTICS, INC.

Date:	December 16, 2021	By:	/s/ Andrew Gengos
Name: Andrew Gengos Title: Chief Business Officer